UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2013

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York		14851
(Address of Principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Certain Officers:

At its meeting on January 24, 2013, the Board of Directors of Tompkins Financial Corporation (the "Company") approved cash bonus award payments for certain of the company’s executive officers, including the Company’s Named Executive Officers (determined by reference to the Company’s Joint Proxy Statement/Prospectus on Amendment No. 1 to Form S-4, filed with the Securities and Exchange Commission on May 16, 2012).  The awards were based on the approval and recommendation of the Compensation Committee of the Board of Directors, following its review of the officers’ performance during fiscal 2012.

A description of the cash bonus award payment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Summary of Compensation Arrangements for Named Executive Officers of Tompkins Financial Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: January 30, 2013	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Summary of Compensation Arrangements for Named Executive Officers of Tompkins Financial Corporation

\